Other Real Estate Owned	12 Months Ended
Dec. 31, 2011
Other Real Estate Owned [Abstract]
Other Real Estate Owned

6. OTHER REAL ESTATE OWNED

Other real estate owned ("OREO") consists of properties acquired as a result of deed in-lieu-of foreclosure and foreclosures. Properties or other assets are classified as OREO and are reported at the lower of carrying value or fair value, less estimated costs to sell. Costs relating to the development or improvement of assets are capitalized, and costs relating to holding the property are charged to expense. The Corporation had $549 thousand in OREO assets at December 31, 2011.

The summary of the change in other real estate owned, which is included as a component of other assets on the Corporation's Consolidated Balance Sheets, is as follows:

	December 31,
(dollars in thousands)	2011	2010
Balance January 1	$2,527	$1,025
Additions	1,163	3,124
Capitalized cost	—	244
Impairment of OREO	(251)	(381)
Sales	(2,890)	(1,485)

Balance December 31	$549	$2,527